SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Total Return Bond Fund
The following disclosure is added under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUND” section in the fund’s prospectus.
Class A, Class R, Class S or Institutional Class to Class R6 in the Same Fund Exchange Privilege. Investors who have invested in Class A, Class R, Class S or Institutional Class shares through either a retirement plan platform or a college savings plan under Section 529 of the Internal Revenue Code with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such plans. Exchanges under this privilege are subject to the discretion of the Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying plan program or college savings plan under Section 529 of the Internal Revenue Code. If an exchange by a qualifying plan program is approved, investors holding Class A, Class R, Class S or Institutional Class shares through such plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Investors should contact their qualifying plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A, Class R, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.
Please Retain This Supplement for Future Reference
August 1, 2019
PROSTKR-60